QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
CARDINAL FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CARDINAL FINANCIAL CORPORATION

Dear Shareholders:

        You are cordially invited to attend the Annual Meeting of Shareholders of Cardinal Financial Corporation (the "Company"), which will be held on April 21, 2004 at 10:00 A.M., at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia. At the meeting, four directors will be elected for a term of three years each. Shareholders also will vote to approve the Company's 2002 Equity Compensation Plan, as amended and restated, and to ratify the appointment of KPMG LLP as the Company's independent auditors for 2004.

        Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please complete, sign, date and return promptly the form of proxy that is enclosed with this mailing, or follow the Internet instructions given to vote and submit your proxy. If you decide to attend the meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the meeting, you may do so, and your proxy will have no further effect.

        The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the meeting.

Sincerely yours,
BERNARD H. CLINEBURG Chairman, President and Chief Executive Officer

McLean, Virginia
March 12, 2004

CARDINAL FINANCIAL CORPORATION

8270 Greensboro Drive
Suite 500
McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 21, 2004

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting (the "Meeting") of the holders of shares of common stock, par value $1.00 per share ("Common Stock"), of Cardinal Financial Corporation (the "Company"), will be held at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, on April 21, 2004 at 10:00 A.M., for the following purposes:

  1.
  To elect four directors for a term of three years each, or until their successors are elected and qualify;

  2.
  To approve the Company's 2002 Equity Compensation Plan, as amended and restated;

  3.
  To ratify the appointment of KPMG LLP as the Company's independent auditors for 2004; and

  4.
  To transact such other business as may properly come before the Meeting.

        Holders of shares of Common Stock of record at the close of business on March 8, 2004 will be entitled to vote at the Meeting.

        You are requested to fill in, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the Meeting. A postage-paid return envelope is enclosed for your convenience. You also have the ability to vote and submit your proxy via the Internet instructions included in this mailing.

        If you are present at the Meeting, you may vote in person even if you have already returned your proxy.

        This notice is given pursuant to direction of the Board of Directors.

Jennifer L. Deacon Secretary

McLean, Virginia
March 12, 2004

CARDINAL FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION
2004 ANNUAL MEETING OF SHAREHOLDERS
APRIL 21, 2004

        This Proxy Statement is furnished to holders of common stock, par value $1.00 per share ("Common Stock"), of Cardinal Financial Corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the 2004 Annual Meeting of Shareholders to be held on April 21, 2004 at 10:00 A.M., at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, and at any adjournment thereof (the "Meeting"). At the Meeting, four directors will be elected for a term of three years each. Shareholders also are being asked to approve the Company's 2002 Equity Compensation Plan, as amended and restated, and to ratify the appointment of KPMG LLP as the Company's independent auditors for 2004.

        The principal executive offices of the Company are located at 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102. The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's shareholders is March 12, 2004.

        The Board of Directors has fixed the close of business on March 8, 2004 as the record date (the "Record Date") for the determination of the holders of shares of Common Stock entitled to receive notice of and to vote at the Meeting. At the close of business on the Record Date, there were 17,550,211 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Meeting.

        As of February 27, 2004, directors and executive officers of the Company and their affiliates, as a group, owned of record (excluding shares beneficially owned through stock options) a total of 1,225,060 shares of Common Stock, or approximately 6.98% of the shares of Common Stock outstanding on such date. Directors, executive officers and nominees for election to the Board of Directors of the Company have indicated an intention to vote their shares of Common Stock FOR the election of the nominees set forth on the enclosed proxy, FOR the approval of the Company's 2002 Equity Compensation Plan, as amended and restated, and FOR the ratification of KPMG LLP as the Company's independent auditors for 2004.

        A shareholder may abstain or (only with respect to the election of directors) withhold his vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item, or otherwise as a vote cast on the item.

        A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. "Broker shares" that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a "broker nonvote." Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, a broker nonvote will not be counted as voting in favor of or against the particular matter, or otherwise as a vote cast on the matter.

        Shareholders of the Company are requested to complete, date and sign the accompanying form of proxy and return it promptly to the Company in the enclosed envelope. If a proxy is properly executed and returned in time for voting, it will be voted as indicated thereon. If no voting instructions are given, proxies received by the Company will be voted for election of the directors nominated for election, for the approval of the Company's 2002 Equity Compensation Plan, as amended and restated, and for ratification of KPMG LLP as the Company's independent auditors.

        Shareholders can also deliver proxies by using the Internet. The Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting over the Internet are set forth on the enclosed proxy card. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this Proxy Statement.

        Any shareholder who executes a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to the Company, by executing and delivering a substitute proxy dated as of a later date to the Company or by attending the Meeting and voting in person. If a shareholder desires to revoke a proxy by written notice, such notice should be mailed or delivered, so that it is received on or prior to the date of the Meeting, to Jennifer L. Deacon, Secretary, Cardinal Financial Corporation, 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102.

        The Company will pay all of the costs associated with this proxy solicitation. In addition, certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company will also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of the shares. It is contemplated that additional solicitation of proxies will be made by InvestorCom, Inc., at an anticipated cost to the Company of approximately $4,000, plus reimbursement of out-of-pocket expenses.

OWNERSHIP OF COMPANY SECURITIES

Security Ownership of Directors and Executive Officers

        The following table sets forth certain information, as of February 27, 2004, with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors (including the nominees for election to the Board of Directors), by each of the executive officers named in the "Summary Compensation Table" below and by all directors, nominees and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of the individual living in such person's home, as well as shares, if any, held in the name of another person under an arrangement whereby the director, nominee or executive officer can vest title in himself or herself at once or at some future time.

Name(1)	Common Stock Beneficially Owned(2)	Exercisable Options Included in Beneficially Owned Common Stock	Percentage of Class
B. G. Beck	98,094	2,500	*
Wayne W. Broadwater	74,769	8,500	*
William G. Buck	72,400	1,000	*
Bernard H. Clineburg	281,837	152,000	1.59%
Sidney O. Dewberry	101,700	1,000	*
John W. Fisher	43,000	1,000	*
Michael A. Garcia	30,218	3,000	*
J. Hamilton Lambert(3)	67,100	7,000	*
William E. Peterson	67,000	1,000	*
James D. Russo	133,840	8,500	*
John H. Rust, Jr.	124,268	9,500	*
Emad Saadeh	42,412	1,500	*
George P. Shafran(3)	174,623	16,352	*
Alice M. Starr	31,700	1,500	*
Named Executive Officers
Christopher W. Bergstrom	39,777	16,485	*
Carl E. Dodson	39,421	15,834	*
F. Kevin Reynolds	41,615	16,931	*
Dennis M. Griffith	11,397	6,000	*
Current Directors and Executive Officers as a Group (20 persons)	1,509,462	284,402	8.46%

*
Percentage of ownership is less than one percent of the outstanding shares of common stock.

(1)
The business address of each named person is c/o Cardinal Financial Corporation, 8270 Greensboro Drive, Suite 500, McLean, VA 22102.

(2)
The number of shares of Common Stock shown in the table includes 54,314 shares held for certain directors and executive officers in the Company's 401(k) plan as of February 27, 2004, and 284,402 shares that the directors and executive officers have the right to acquire through the exercise of stock options within 60 days following February 27, 2004.

(3)
The number of shares of Common Stock shown in the table includes shares of Common Stock that certain directors and executive officers have the right to acquire through the conversion of shares of the Company's 7.25% Cumulative Convertible Preferred Stock, Series A, par value $1.00 per share, as follows: Lambert, 11,100; and Shafran, 3,089.

Security Ownership of Certain Beneficial Owners

        The following table sets forth information, as of February 27, 2004, regarding the number of shares of Common Stock beneficially owned by all persons known by the Company who own five percent or more of the outstanding shares of Common Stock.

Name	Address	Common Stock Beneficially Owned	Percentage of Class
Banc Fund IV L.P.(1) Banc Fund V L.P. Banc Fund VI L.P.	208 S. LaSalle Street Chicago, Illinois 60604	948,145(1)	5.40%

(1)
In a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2004, Banc Fund IV L.P. reported beneficial ownership of, including sole voting and dispositive power with respect to, 232,593 shares of Common Stock, Banc Fund V L.P. reported similar beneficial ownership of 500,000 shares of Common Stock, and Banc Fund VI L.P. reported similar beneficial ownership of 215,552 shares of Common Stock, as of December 31, 2003. Banc Fund IV L.P., Banc Fund V L.P. and Banc Fund VI L.P. are under common control, according to Schedule 13G/A.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of shares of Common Stock. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file, and the Company assists these individuals in this process. Based upon a review of SEC Forms 3, 4,and 5, the Company reports one late filing. Mr. Rodriguez filed a late Form 3. The Company does not know of any failure to file a required Form.

PROPOSAL 1
ELECTION OF DIRECTORS

General Information on the Election of Directors

        Under the Company's Articles of Incorporation and Bylaws, the Board of Directors is divided into three classes as nearly equal in number as possible. Directors in only one class are elected each year, each for a three-year term on the Board. This year, the class of four directors whose terms expire in 2004 are up for election. In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority.

        The Board of Directors directed the Nominating Committee of the Board to select the nominees for election as directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable. The following information sets forth the names, ages, principal occupations and business experience for the past five years for all nominees and incumbent directors.

Nominees for Election for Terms Expiring in 2007

        B. G. Beck, 67, has been a director since 2002. He is President & Chief Executive Officer of Trans Digital Technologies and Chairman of Atlantic Systems Corporation. Mr. Beck was President & Chief Executive Officer of Thermo Digital Technologies, Thermo Electron Corporation from 1997 to 2000, President of Thermo Washington, Thermo Electron Corporation from 1996 to 1999, Corporate Vice President of Coleman Research Corporation from 1990 to 1996 and President & CEO of Atlantic Systems Research & Engineering from 1984 to 1989.

        Michael A. Garcia, 44, has been a director since 2003. He is President and Owner of Mike Garcia Construction, Inc. in Manassas, Virginia. Over its 23 years in business, Mr. Garcia has been recognized for excellence in home design and commercial construction. Mr. Garcia was honored as Northern Virginia's Builder of the Year in 1995 and received Southern Living magazine's choice for exclusive builder in Northern Virginia in 1995. Mr. Garcia was a founding director of the Company's subsidiary Cardinal Bank—Manassas/Prince William, N.A. in 1999 and became a director of Cardinal Bank, N.A. when the two subsidiaries were merged in 2002.

        J. Hamilton Lambert, 63, has been a director since 1999. Mr. Lambert is President of J. Hamilton Lambert and Associates, a consulting firm based in Fairfax, Virginia. He served as County Executive of Fairfax County from August 1980 to December 1990.

        Alice M. Starr, 55, has been a director since 2003 and a director of Cardinal Bank, N.A. since 2001. She has been Vice President of Marketing & Public Relations for WEST*GROUP, a full service commercial real estate firm, since 1990. Ms. Starr serves as a Director of EnviroSystems, Inc., a California-based privately traded biotech firm. She also serves on the GreenSea Venture, Inc. and Preserve at Walnut Springs boards as well as the Advisory Boards of Omniplex World Services Corporation, Mount Vernon and George Mason University Student Life Services. She is currently the President of the Corporate Community Relations Council of Northern Virginia and served as President of the McLean Chamber of Commerce from 1995-1997. She is a Commissioner for the Virginia Commission for the Arts and serves on the Board of Directors of the American Red Cross/National Capital Chapter, the Claude Moore Colonial Farm at Turkey Run, Virginians for the Arts, and on the Executive Committee of the Medical Care for Children Partnership (MCCP) Advisory Board. From 2000-2002, Ms. Starr served as Chairman of the Fairfax County Public Library Foundation. She is also past President of Volunteer Fairfax and the McLean Project for the Arts.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Serving for Terms Expiring in 2005

        William G. Buck, 57, has been a director since 2002. Mr. Buck has been the President of William G. Buck & Associates, Inc., a real estate brokerage, development and property management firm in Arlington, Virginia, since 1976. He has over twelve years of prior experience as a member of the board of directors of several local banks.

        Sidney O. Dewberry, P.E., L.S., 76, has been a director since 2002. Mr. Dewberry is Chairman and Founder of Dewberry, which includes Dewberry & Davis LLC, an architectural, engineering, planning, surveying and landscape architecture firm headquartered in Fairfax, Virginia. Mr. Dewberry serves on numerous boards and committees, including the George Mason University Board of Visitors, the George Mason University Foundation Board of Trustees, the Greater Washington Board of Trade Board of Directors, the Northern Virginia Roundtable, the Washington Airports Task Force Board of Directors, the Northern Virginia Transportation Alliance, the Virginia Business-Higher Education Council, and the INOVA Health Systems Foundation Board. He is the chairman of the George Mason University Capital Campaign Committee.

        John W. Fisher, 49, has been a director since 2002. Mr. Fisher founded the investment management firm of Wilson/Bennett Company in 1987 and Wilson/Bennett Capital Management, Inc. in 1994. He is the President and Chief Investment Officer of Wilson/Bennett Capital Management. Prior to founding the Wilson/Bennett Company, Mr. Fisher was a Vice President with the E. F. Hutton Company.

        William E. Peterson, 41, has been a director since 2003 and a director of Cardinal Bank, N.A. since 2002. He has been Principal and Officer of The Peterson Companies for the past 12 years. The Peterson Companies is a diversified real estate development and management company with over $120 million in annual revenues operating in 12 local jurisdictions in the Greater Washington, D.C. Metropolitan area. Mr. Peterson served as The Peterson Companies' Chief Financial Officer from 1992 until 2001. In October 2001, he assumed the position of Chief Operating Officer of Peterson Management Company, which manages a commercial office and retail real estate portfolio of over 6 million square feet. Mr. Peterson also has served on the boards of various charitable and community organizations including Leadership Fairfax, Northern Virginia Conservation Trust, and various United Methodist Church Boards.

        Emad Saadeh, 45, has been a director since 2002. He was a founding director of Cardinal Bank—Manassas/Prince William, N.A. in 1999 and became a director of Cardinal Bank, N.A. when the two subsidiaries were merged in 2002. Mr. Saadeh is President of Geotechnical Consulting & Testing, Inc. and Managing Partner of Chrisland, L.L.C. in Manassas, Virginia. Mr. Saadeh has been with Geotechnical Consulting & Testing, Inc. since 1990.    He has been a member of the Fairfax County Geotechnical Review Board since 1989. Mr. Saadeh is a Councilman of the Prince William Chapter of the Northern Virginia Building Industry.

Incumbent Directors Serving for Terms Expiring in 2006

        Wayne W. Broadwater, 79, has been a director since 1997. Mr. Broadwater served as a director of First Patriot Bankshares and Patriot National Bank. He served as President and CEO of Shipmates, Ltd., which he founded in 1972, until its sale in 1997. He is presently the General Partner in Broadwater Investments, a Real Estate Investment and Management Partnership.

        Bernard H. Clineburg, 55, has been a director since 2001. Mr. Clineburg is the Company's Chairman, President, and Chief Executive Officer. Mr. Clineburg, a local bank executive for more than thirty years, is the former Chairman, President and Chief Executive Officer of United Bank (formerly George Mason Bankshares). While Mr. Clineburg held the position as Chief Executive Officer, George Mason Bank grew from $160 million to $1 billion in assets prior to its being acquired by United Bank.

Mr. Clineburg serves on the boards of trustees of George Mason University Foundation and the Virginia Bankers Association School of Bank Management. He also is a member of the Inova Health System Foundation Board and serves on the board of directors of the Virginia Bankers Association. Mr. Clineburg has also served as a director and Centennial President of Washington Golf and Country Club. He has held numerous positions in charitable and civic associations.

        James D. Russo, 57, has been a director since 1997. Mr. Russo has been the Managing Director of Potomac Consultants Group in Virginia since 2000, and the Executive Director of Finance of Advancis Pharmaceutical Corporation since 2001. He was Senior Vice President and Chief Financial Officer of Shire Laboratories, Inc., a pharmaceutical research and development company in Rockville, Maryland, from 1994 to 2000. Mr. Russo also serves on the board of trustees of TESST College of Technology.

        John H. Rust, Jr., 56, has been a director since 1997. He is currently the Company's Vice Chairman. Mr. Rust has been an attorney with the law firm of Rust & Rust in Fairfax, Virginia since March 2001. He previously was of counsel in the law firm of Wilkes Artis from September 1998 to February 2001 and in the law firm of McCandlish and Lillard from 1996 to September 1998. Mr. Rust was a member of the Virginia House of Delegates from 1980-1982 and 1997-2001.

        George P. Shafran, 77, has been a director since 2000. Mr. Shafran is President of Geo. P. Shafran & Associates, Inc., a consulting firm in McLean, Virginia. He was a director of Heritage Bancorp, Inc. and its predecessor, The Heritage Bank, from 1997-2000. He currently serves on numerous boards and committees, including NVR Mortgage Finance, Inc., the National Capital Area Red Cross, High Performance Group and E-Lynxx Corp. He is Chairman of the AAA Mid-Atlantic advisory board and serves as a member of the advisory board of Base Technologies, Inc.

CORPORATE GOVERNANCE AND
THE BOARD OF DIRECTORS

General

        The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company's Articles of Incorporation and Bylaws. Members of the Board are kept informed of the Company's business through discussions with the Chairman, President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

        The Board of Directors has determined that 12 of its 14 members are independent as defined by the listing standards of the Nasdaq Stock Market ("Nasdaq"), including the following: Messrs. Beck, Broadwater, Buck, Dewberry, Fisher, Garcia, Lambert, Peterson, Russo, Saadeh and Shafran and Ms. Starr. In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Meeting Attendance

  Board and Committee Meetings

        The Board of Directors holds regular meetings each year, including an annual meeting. During 2003, the Board of Directors held 11 regular meetings and no special meetings. The following directors were unable to attend 75% of the 2003 meetings of the Board of Directors and its committees on which they served: Messrs. Buck, Garcia and Peterson. All remaining directors attended at least 75% of the 2003 meetings of the Board of Directors and its committees on which they served.

  Annual Meeting of Shareholders

        The Company encourages members of the Board of Directors to attend the Annual Meeting of Shareholders. At last year's Annual Meeting of Shareholders, 13 of the 14 directors were in attendance.

The Committees of the Board of Directors

        The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee, a Loan Committee and a Nominating Committee. All Committees met at various times in 2003. Specific information regarding the Audit Committee, the Compensation Committee and the Nominating Committee is presented below.

  Audit Committee

        The Audit Committee consists of Mr. Russo, as Chairman, and Messrs. Fisher, Lambert and Peterson and Ms. Starr. Each of the members of the Audit Committee is independent from the Company, in accordance with Nasdaq's listing standards and the requirements of the SEC. The Board of Directors has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Russo qualifies as an "audit committee financial expert" as defined by regulations of the SEC.

        The Audit Committee has adopted a charter, which provides guidance to the committee, the entire Board and the Company regarding its purposes, goals, responsibilities, functions and its evaluation. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit. It reviews and accepts the reports of the Company's independent auditors, internal auditor and federal examiners. The Audit Committee met eight times during the year ended December 31, 2003. Additional information with respect to the Audit Committee is discussed under "Audit Information" below.

  Compensation Committee

        The Compensation Committee consists of Mr. Shafran, as Chairman, and Messrs. Beck, Buck, Dewberry, Garcia, Russo and Saadeh, all of whom the Board in its business judgment has determined are independent as defined by Nasdaq's listing standards. The Compensation Committee reviews senior management's performance and compensation and reviews and sets guidelines for compensation of all employees. The Compensation Committee met two times during the year ended December 31, 2003.

  Nominating Committee

        The Nominating Committee consists of Mr. Shafran, as Chairman and Messrs. Clineburg, Russo, and Rust. With the exception of Messrs. Clineburg and Rust, the Board of Directors in its business judgment has determined that all members of the Nominating Committee are independent as defined by Nasdaq's listing standards. The Nominating Committee is in the process of completing and approving its charter, which will be available on the Company's corporate website at www.cardinalbank.com. This committee is responsible for the selecting and recommending to the Board of Directors of: (i) nominees for election at the Annual Meeting of Shareholders and (ii) nominees to fill Board vacancies. The Nominating Committee will consider nominations by shareholders. Additional information with respect to shareholder nominations is discussed under "Proposals for 2005 Annual Meeting" below. The Nominating Committee met two times during the year ended December 31, 2003.

        The Nominating Committee believes that the following guidelines are the standards by which potential nominees should be evaluated:

  •
  the ability of the prospective nominee to represent the interests of the shareholders of the Company;

  •
  the prospective nominee's standards of integrity, commitment and independence of thought and judgment;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee's service on other public company boards; and

  •
  the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

Director Compensation

        Beginning in April 2003, each director is entitled to receive cash compensation for his or her service on the Board of Directors. The amount paid to each director is $1,000 as an annual retainer, $200 for each Board meeting attended and $100 for each committee meeting attended.

        In addition, each director receives an annual grant of options to purchase 1,000 shares of common stock. Such options are granted with an exercise price at or above the fair market value of the shares as of the date of grant and expire ten years from the date of grant. These options are granted under our 1999 Stock Option Plan.

        John H. Rust, Jr., the Vice Chairman of the Board, receives a salary of $50,000 annually and was granted 1,000 options in 2003. In addition, Mr. Rust received $10,100 in 2003 as other annual compensation for use and maintenance of his automobile and country club dues.

EXECUTIVE OFFICERS

Executive Officers

        The following information sets forth the names, ages, principal occupations and business experience for the past five years for all executive officers. Such information with respect to Bernard H. Clineburg, the Company's Chairman, President and Chief Executive Officer, is set forth above in the "Proposal 1—Election of Directors" section.

        Christopher W. Bergstrom, 44, has been President of Cardinal Bank, N.A. since 2002. He was President of Cardinal Bank—Manassas/Prince William, N.A. from 1999 to 2002, when it merged with Cardinal Bank, N.A. Between 1982 and 1998, Mr. Bergstrom was employed with Crestar Bank where he served in a variety of retail and commercial functions including management of one of the organization's commercial banking divisions covering Northern Virginia, the District of Columbia and Southern Maryland.

        Carl E. Dodson, 49, has been the Executive Vice President and Chief Credit Officer since 1998. In 2001, he was named the Company's Chief Operating Officer. Prior to 1998, Mr. Dodson was the senior commercial lending officer of Palmer National Bank in Washington, D.C. and, following its sale to George Mason Bankshares in 1996, he was the Senior Vice President of Credit Administration of George Mason Bank (now United Bank of Virginia).

        Dennis M. Griffith, 55, has been the Executive Vice President of the Company's Real Estate Lending Group since April 2002. From 1973 through 2001, Mr. Griffith was employed by Bank of America and its predecessor organizations. He held various real estate, lending and management positions including Manager of Commercial Real Estate for the Metropolitan Washington, D.C. area.

        F. Kevin Reynolds, 44, has been President of Cardinal Bank, N.A. since 1999 and the Company's Executive Vice President and Senior Lending Officer since 1998. Prior to 1998, Mr. Reynolds was the senior lending officer responsible for all facets of the commercial lending business of George Mason Bank and helped create George Mason Bank's commercial lending group.

        Domingo Rodriguez, 55, has been Senior Vice President and Chief Financial Officer since November 2003. From December 2000 to October 2003, Mr. Rodriguez served as Chief Financial Officer for SequoiaBank in Bethesda, Maryland. From 1998 to 2000, he was CFO and Secretary of the Board for GrandBank in Bethesda. From 1995 to 1998, he served as Controller of George Mason Bank until its merger with United Bank. From 1976 to 1995, Mr. Rodriguez was employed by NationsBank in Bethesda and its predecessor organizations, where he held various positions in risk management and finance.

        Eleanor D. Schmidt, 43, has been with the Company since 1998. She currently serves as Executive Vice President for Retail Banking, Human Resources and Marketing. Prior to 1998, Ms. Schmidt was employed with NationsBank and its predecessor banks for over 17 years. Her responsibilities included Area Manager, training, lending and other positions of management in Northern Virginia.

Executive Officer Compensation

        The following table shows, for the years ended December 31, 2003, 2002, and 2001, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the named executive officers in all capacities in which they served:

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options (#)	All Other Compensation ($)(1)
Bernard H. Clineburg Chairman, President and Chief Executive Officer, Cardinal Financial Corporation	2003 2002 2001(3)	203,758 200,000 50,186	50,000 50,000 —	(2) (2) (2)		201,000(4) 151,000(4) —	5,975 4,615 —
F. Kevin Reynolds President, Cardinal Bank N.A.	2003 2002 2001	119,973 105,115 109,068	27,600 15,000 —	(2) (2) (2)		10,000 10,000 4,800	3,020 3,179 3,150
Christopher W. Bergstrom President, Cardinal Bank, N.A.	2003 2002 2001	119,388 105,115 110,984	27,600 15,000 —	(2) (2) 14,500	(5)	10,000 10,000 4,800	3,009 3,091 8,141
Carl E. Dodson Chief Operating Officer, Cardinal Financial Corporation	2003 2002 2001	123,407 108,500 102,395	28,400 17,000 —	(2) (2) (2)		10,000 12,500 4,800	3,312 — 408
Dennis M. Griffith Executive Vice President, Cardinal Bank, N.A.	2003 2002(6)	118,990 70,962	27.500 —	(2) (2)		10,000 10,000	2,212 1,455

(1)
Amounts presented represent (i) gross value of payments made by the Company pursuant to life insurance agreements between the Company and the named executive officers and (ii) total contributions to the Company's 401(k) plan on behalf of each of the named executive officers to match pre-tax elective deferral contributions (which are included under the "Salary" column) made by each executive officer to such plan.

(2)
All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(3)
Mr. Clineburg's employment commenced in October 2001.

(4)
Amounts disclosed include 1,000 shares of Common Stock for each of the years ended December 31, 2003 and 2002 that underlie options granted to Mr. Clineburg in his capacity as a director.

(5)
Amount disclosed includes $12,000 for his use of a Company owned automobile.

(6)
Mr. Griffith's employment commenced in April 2002.

Stock Options

        The following table sets forth for the year ended December 31, 2003, the grants of stock options to the named executive officers in 2003:

Option Grants in the Year ended December 31, 2003

Name	Number of Securities Underlying Options Granted(1)	Percent of Total Options Granted to Employees in 2003(2)	Exercise or Base Price ($/Share)(3)	Expiration Date
Bernard H. Clineburg(4)	1,000	0.3%	4.60	1/29/2013
Bernard H. Clineburg	50,000	14.5%	4.62	2/5/2013
Bernard H. Clineburg	150,000	43.4%	5.25	3/26/2013
F. Kevin Reynolds	10,000	2.9%	4.62	2/5/2013
Christopher W. Bergstrom	10,000	2.9%	4.62	2/5/2013
Carl E. Dodson	10,000	2.9%	4.62	2/5/2013
Dennis M. Griffith	10,000	2.9%	4.62	2/5/2013

(1)
All options, except for the options for 1,000 shares granted to Mr. Clineburg, were granted to the named executive officers in their capacities as such and become fully exercisable in 20% increments beginning immediately and 20% each year thereafter on the anniversary of the grant date. Options granted in 2003 were for services in 2002.

(2)
Options to purchase a total of 346,000 shares of Common Stock were granted to employees during the year ended December 31, 2003.

(3)
Stock options were awarded at the fair market value of the shares of Common Stock at the date of the award.

(4)
Options to purchase 1,000 shares of Common Stock were granted to Mr. Clineburg in his capacity as a director and are therefore immediately vested. The percentage of total granted is in relationship to total options granted to all employees.

        In the year ended December 31, 2003, no stock options were exercised by any of the named executive officers. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2003.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Bernard H. Clineburg	112,000	240,000	487,190	910,000
F. Kevin Reynolds	10,131	20,800	31,568	87,456
Christopher W. Bergstrom	9,685	20,800	30,332	87,456
Carl E. Dodson	9,034	22,800	31,059	97,496
Dennis M. Griffith	4,000	16,000	17,340	69,360

(1)
The value of in-the-money options at fiscal year end is calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq National Market on December 31, 2003 and the exercise price of the options. All stock options of the named executive officers were in-the-money at December 31, 2003.

        The following table sets forth information as of December 31, 2003, with respect to compensation plans under which shares of our common stock are authorized for issuance.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Shareholders
1999 Stock Option Plan	550,637	$4.38	33,372
2002 Equity Compensation Plan	296,800	$4.80	401,500
Equity Compensation Plans Not Approved by Shareholders(2)	—	—	—

Total	847,437	$4.57	434,872

(1)
Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)
The Company does not have any equity compensation plans that have not been approved by shareholders.

AGREEMENTS AND TRANSACTIONS WITH DIRECTORS AND
EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE

Employment Agreements

        Bernard H. Clineburg has an employment agreement with the Company. Mr. Clineburg's agreement, which is dated as of February 12, 2002, provides for his services as the Chairman, President and Chief Executive Officer of the Company. The agreement also provides that Mr. Clineburg will serve as Chairman of the Executive Committee, a member or Chair of all of the Board Committees of the Company except the Audit Committee, and as a director or Chair of all of the Company's subsidiaries' boards of directors. Mr. Clineburg's employment agreement provides for a base salary of $200,000 and includes annual salary increases at the discretion of the Board of Directors and provides bonuses at the discretion of the Board of Directors, in cash or in stock, or both. Under Mr. Clineburg's employment agreement, he was granted an option to purchase 150,000 shares of Common Stock, of which 70,000 are currently vested. The option to purchase the remaining 80,000 shares will vest over a four-year period at 20,000 shares per year. All options vest immediately if Mr. Clineburg's employment is terminated for any reason except for cause. All options granted under the employment agreement were awarded with an option exercise price equal to the value of the shares on May 3, 2002. In the event the Company terminates Mr. Clineburg's agreement without cause, he will receive a lump-sum severance payment equal to one year's annual salary and bonus. In the event Mr. Clineburg's employment agreement is terminated after a change in control, he will receive a lump-sum severance payment equal to 2.99 times his average total compensation over the most recent five calendar year period of his employment with the Company prior to termination. If Mr. Clineburg's employment is terminated in 2004 following a change in control, his lump-sum severance would equal $702,000. Mr. Clineburg's employment agreement includes a covenant not to compete with the Company for a period of one year from the date he is no longer employed by the Company.

        Each of F. Kevin Reynolds, Christopher W. Bergstrom, and Carl E. Dodson, has an employment agreement with the Company, which is terminable at will by either party. Each of these employment agreements are effective as of February 12, 2002 and provide for the provision of a base salary, eligibility for annual performance bonus and stock option grants, and participation in the Company's benefits plans, all of which may be adjusted by the Company in its discretion. In addition, each employment agreement is subject to certain restrictive covenants in the event the officer voluntarily terminates his employment or is terminated for cause. Specifically, each officer is prohibited from rendering competing banking services in the local area and from soliciting our clients, prospective clients or employees for a certain period (12 months for Mr. Reynolds and Mr. Bergstrom, and six months for Mr. Dodson) following the date of termination. Mr. Reynolds' and Mr. Bergstrom's employment agreements provide for severance payments equal to 12 months of their current base salary in the event of termination without cause and 18 months of their current base salary in the event of a change in control. Mr. Dodson's employment agreement provides for severance payments equal to six months of his current base salary in the event of termination without cause and 18 months of his current base salary in the event of a change in control. The lump-sum severance payment for each of Mr. Reynolds, Mr. Bergstrom and Mr. Dodson, if his employment is terminated in 2004 following a change in control, would equal $180,000, $179,000 and $185,000, respectively.

Certain Relationships and Related Transactions

        Some of the directors and officers of the Company are at present, as in the past, banking customers of the Company. As such, the Company has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate outstanding balance of loans to directors, executive officers and their associates, as a group, at December 31, 2003 totaled approximately $4.5 million, or 12% of the bank's equity capital at that date.

PROPOSAL 2
APPROVAL OF THE CARDINAL FINANCIAL CORPORATION
2002 EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED

The Proposal

        The Board of Directors has adopted unanimously, and recommends that the Company's shareholders approve, the amended and restated Cardinal Financial Corporation 2002 Equity Compensation Plan (the "Equity Plan"). The amended and restated Equity Plan includes, among other things, an increase in the number of shares of Common Stock currently reserved for issuance under the Equity Plan from 700,000 to 1,450,000 (an increase of 750,000 shares) and the ability to transfer certain grants and awards for estate planning purposes.

        The Company's experience with stock options and other stock-based incentives has convinced the Board of Directors of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. The Board of Directors approved the amended and restated Equity Plan on February 25, 2004. Subject to shareholder approval, the Equity Plan, as amended and restated, replaces the original version of the Equity Plan.

        The complete text of the Equity Plan, as amended and restated, is attached to this Proxy Statement as Exhibit A. The following general description of the principal features of the Equity Plan is qualified in its entirety by reference to Exhibit A.

General Information

        The Equity Plan authorizes the Compensation Committee of the Board of Directors to award Incentive Stock Options ("ISOs"), Non-Qualified Stock Options ("NQSOs"), stock appreciation rights ("SARs"), stock awards, performance share awards and stock units to directors, officers, key employees and consultants to the Company and its subsidiaries who are designated by the Compensation Committee. The Equity Plan initially authorized the issuance of up to 700,000 shares of Common Stock. The Equity Plan, as amended and restated, authorizes the issuance of up to 1,450,000 shares of Common Stock.

        Shares are considered to be issued under the Equity Plan only when the shares are actually issued to a participant. Additionally, any shares tendered or withheld in payment of all or part of the exercise price of a stock option granted under the Equity Plan or in satisfaction of withholding tax obligations, and any shares forfeited or canceled in accordance with the terms of a grant or award under the Equity Plan, will become available for issuance under new grants and awards under the Equity Plan.

        The Equity Plan provides that if there is a stock split, stock dividend or other event that affects the Company's capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Equity Plan and in the number of shares and price in all outstanding grants and awards made before such event.

        As of February 27, 2004, the Company has made grants and awards as to 574,518 shares of Common Stock reserved for issuance under the Equity Plan. As a result, 125,482 shares of Common

Stock remain available for grants and awards under the Equity Plan. This amount includes shares that have been forfeited or canceled in accordance with the terms of a grant or award. On February 27, 2004, the closing price for a share of the Company's Common Stock on the Nasdaq National Market was $8.60.

        The following table sets forth information relating to all grants of stock options under the Equity Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group. The Company has not made any awards of Common Stock or restricted stock under the Equity Plan.

	Number of Securities Underlying Options Granted(1)	Exercise or Base Price ($/Share)	Value of Unexercised In-the-Money Options at February 27, 2004($)(2)
Bernard H. Clineburg	350,000	4.62 – 8.28	749,500
F. Kevin Reynolds	20,000	4.62 – 8.28	43,000
Christopher W. Bergstrom	20,000	4.62 – 8.28	43,000
Carl E. Dodson	20,000	4.62 – 8.28	43,000
Dennis M. Griffith	20,000	4.62 – 8.28	43,000
Executive Group	457,500	4.62 – 8.28	966,900
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	115,068	4.62 – 8.28	207,195

(1)
Stock options were granted at the closing sales price of a share of Common Stock at the date of the grant as reported on the Nasdaq SmallCap Market for options granted before December 17, 2003 and on the Nasdaq National Market for options granted after December 17, 2003.

(2)
The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the Nasdaq National Market on February 27, 2004 and the exercise price of the options.

        The Company intends to continue to grant options to purchase shares of Common Stock under the Equity Plan to directors, officers, key employees and consultants. The persons currently eligible to participate in the Equity Plan include the directors and officers of the Company and its subsidiaries and over 145 employees. No determination has been made as to which of the persons eligible to participate in the Equity Plan will receive awards under the Equity Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable.

Grants and Awards under the Equity Plan

        The principal features of awards under the Equity Plan are summarized below.

        Stock Options.    The Equity Plan permits the grant of incentive stock options (ISOs) and non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of Common Stock on the date of grant. Except for an adjustment in the case of a corporate reorganization, stock dividend or other similar events, the option price cannot be reduced (by amendment, cancellation or otherwise) after the date of grant. The period in which an option may be exercised is determined by the Committee on the date of grant, but will not exceed 10 years. Payment of the option exercise price may be in cash or, if the grant agreement provides, by "cashless exercise" or surrendering previously owned shares of Common Stock or the Company withholding shares of Common Stock upon exercise to the extent permitted under the applicable laws and regulations.

        Stock Appreciation Rights (SARs).    SARs may also be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of Common Stock at the time of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be exercised at such times and subject to such conditions as may be prescribed by the administrator. The maximum period in which the SARs may be exercised will be fixed by the administrator at the time the SAR is granted, except that no SAR shall have a term of more than 10 years from the date of grant. At the discretion of the Committee, all or part of the payment in respect of a SAR may be in cash, shares of Common Stock or a combination thereof.

        Stock and Awards.    The Committee may also authorize the grant of stock awards (i.e. shares of Common Stock). The stock award may be transferable or restricted for a set period of time or vest and become transferable upon the satisfaction of conditions set forth in the applicable award agreement. Restricted stock awards may be subject to forfeiture if, for example, the recipient's employment terminates before the award vests. During the period of restriction, holders of restricted stock awards will have voting rights and the right to receive dividends on their shares.

        Performance Shares.    The Committee may also award performance shares which entitle the participant to receive a payment equal to the fair market value of a specified number of shares of Common Stock if criteria performance objectives are satisfied. To the extent the performance share is earned, the Company's payment obligations may be settled in cash, shares of Common Stock or a combination of both.

        Stock Units.    The Committee may also award stock units, which is an award stated with reference to a number of shares of Common Stock. The award may entitle the recipient to receive, upon satisfaction of performance objectives, or other conditions set forth in the award agreement, cash, shares of Common Stock or a combination of both.

Transferability of Awards and Options

        The Equity Plan, as amended and restated, provides that if an award or option agreement allows, an award or non-granted option SAR (other than an SAR related to an ISO) may be transferred by a participant to the participant's children, grandchildren, spouse or one or more trusts for the benefit of such family members, or a partnership in which such family members are the only partners. The holder of an award or an option pursuant to such a transfer is bound by the same terms and conditions as was the participant who transferred the shares, provided however, that such transferee may not transfer the award or option except by will or the laws of descent and distribution.

Change of Control Provisions

        The Equity Plan provides that in the event of a "Change of Control" (as defined in the Equity Plan), all outstanding stock options and SARs will become fully exercisable, performance shares will be earned and the restrictions applicable to outstanding stock awards will lapse. The Committee may also provide that upon a change of control stock options shall be assumed, or an equivalent stock option substituted, by any successor to the Company, or the holder may exercise all stock options.

Federal Income Tax Consequences

        The principal federal tax consequences to participants and to the Company of grants and awards under the Equity Plan are summarized below.

        Non-Qualified Stock Options.    Non-qualified stock options granted under the Equity Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

        Incentive Stock Options.    An employee will generally not recognize income on grant or exercise of an ISO; however, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price is a required adjustment for purposes of the alternative minimum tax applicable to the employee. If the employee holds the Common Stock received upon exercise of the option for one year after exercise (and for two years from the date of grant of the option), any difference between the amount realized upon the disposition of the stock and the amount paid for the stock will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

        Stock Appreciation Rights.    There are no immediate federal income tax consequences to an employee when a SAR is granted. Instead, the employee realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of Common Stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

        Stock Awards.    The federal income tax consequences of restricted stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant's gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The employee may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the employee as a business expense in the year the employee includes the compensation in income.

        Performance Shares. A participant generally will not recognize taxable income upon the grant of performance shares. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the performance shares. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to phantom stock.

        Stock Units.    A participant generally will not recognize taxable income upon the award of stock units. The participant, however, will recognize ordinary income when the participant receives payment of cash and/or shares of Common Stock for the stock unit. The amount included in the participant's income will equal the amount of cash and the fair market value of the shares of Common Stock received. The Company generally will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income with respect to stock unit.

        Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that grants of options and SARs under the Equity Plan will qualify for the performance-based compensation exception to the deductibility limit, assuming that the Equity Plan, as amended and restated, is approved by the shareholders.

Other Information

        No grants or awards may be issued under the Equity Plan, as amended and restated, after February 25, 2014. The Board of Directors may amend or terminate the Equity Plan at any time, provided that no amendment will become effective until shareholder approval is obtained if the amendment increases the number of shares of Common Stock that may be issued under the Plan or the amendment changes the class of individuals eligible to become participants, or if such approval is required under any applicable law, rule or regulation.

Vote Required

        The Equity Plan, as amended and restated, must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of the Company's Common Stock. Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHARHEOLDERS APPROVE THE 2002 EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED.

PROPOSAL 3
INDEPENDENT AUDITORS

Ratification of Independent Auditor

        The Audit Committee of the Board of Directors has recommended the appointment of KPMG LLP as independent auditors to audit the Company's financial statements for the year ending December 31, 2004 and has determined that it would be desirable to request that the shareholders ratify such appointment.

        KPMG LLP has acted as the Company's auditors since 1997 and has reported on financial statements during that period. A representative from KPMG LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

AUDIT INFORMATION

General

        The five members of the Audit Committee are independent as that term is defined in the listing standards of Nasdaq and by regulations of the SEC. The Audit Committee operates under a written charter that the Board of Directors has adopted.

Fees of Independent Public Accountants

        Audit Fees.    The aggregate amount of fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002, and the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for those fiscal years, were $108,000 and $100,000, respectively.

        Audit-Related Fees.    The aggregate amount of fees billed by KPMG LLP for professional services rendered for audit-related services was $90,000 and $75,000 for the fiscal years ended December 31, 2003 and 2002, respectively. During 2003, these services included the audit of the Company's 401(k) Plan and 11-K consent, the review of the Company's Registration Statements on Form S-8 and the review of the Registration Statement on Form S-1. During 2002, these services included the review of the Company's Registration Statement on Form SB-2.

        Tax fees.    The aggregate amount of fees billed by KPMG LLP for professional services rendered for the Company's tax returns for the fiscal years ended December 31, 2003 and 2002 were $19,000 and $31,250, respectively.

        All Other Fees.    There were no fees billed by KPMG LLP for any services that are not already reported above.

Audit Committee Pre-Approval Policies and Procedures

        It is the policy of the Audit Committee that the Company's independent auditor may provide only those services that have been pre-approved by the Audit Committee. Unless a type of service to be provided by the independent auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee or a related engagement letter specifically provides for a different period. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval.

        Requests or applications to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, Treasurer or Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission's rules on auditor independence.

Audit Committee Report

        Management is responsible for the Company's internal controls, financial reporting progress and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

        In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

                      Audit Committee

                      James D. Russo, Chairman
                      John W. Fisher
                      J. Hamilton Lambert
                      William E. Peterson
                      Alice M. Starr

ANNUAL REPORT AND FINANCIAL STATEMENTS

        A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2003 has been furnished to shareholders. Additional copies may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO JENNIFER L. DEACON, SECRETARY, CARDINAL FINANCIAL CORPORATION, AT 8270 GREENSBORO DRIVE, SUITE 500, MCLEAN, VIRGINIA 22102. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

PROPOSALS FOR 2005 ANNUAL MEETING

General

        Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Company's principal executive offices at 8270 Greensboro Drive, Suite 500, McLean, Virginia 22102, no later than November 12, 2004 in order for the proposal to be considered for inclusion in the Company's Proxy Statement for that meeting. It is urged that any such proposals be sent by certified mail, return receipt requested.

        The Company's Bylaws also prescribe the procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. Under the Bylaws, notice of a proposed nomination or a shareholder proposal meeting certain specified requirements must be received by the Company not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that, if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders. Assuming a date of April 20, 2005 for the 2005 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than February 19, 2005 and no earlier than January 20, 2005.

        The Company's Bylaws require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of the Company that are beneficially owned by such nominee, and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors, or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Company's Bylaws further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of the Company's capital stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of the Company. Any shareholder may obtain a copy of the Company's Bylaws, without charge, upon written request to the Secretary of the Company.

Communications with the Board of Directors

        Shareholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no party is specified, the communication will be forwarded to the entire Board of Directors. Each communication intended for the Board of Directors and received by the Corporate Secretary will be forwarded, without screening, to the specified party. Shareholder communications to the Board of Directors should be sent to:

Jennifer L. Deacon
Corporate Secretary
Cardinal Financial Corporation
8270 Greensboro Drive, Suite 500
McLean, Virginia 22102

OTHER MATTERS

        The Board of Directors is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

        This Proxy Statement is given pursuant to direction of the Board of Directors.

Jennifer L. Deacon Secretary

McLean, Virginia
March 12, 2004

Exhibit A

CARDINAL FINANCIAL CORPORATION

2002 EQUITY COMPENSATION PLAN

(as amended and restated effective February 25, 2004)

A-1

Table of Contents

ARTICLE I DEFINITIONS		1
1.01.	Administrator	1
1.02.	Agreement	1
1.03.	Award	1
1.04.	Board	1
1.05.	Change in Control	1
1.06.	Change in Control Price	1
1.07.	Code	1
1.08.	Committee	1
1.09.	Common Stock	2
1.10.	Control Change Date	2
1.11.	Corporation	2
1.12.	Corresponding SAR	2
1.13.	Exchange Act	2
1.14.	Fair Market Value	2
1.15.	Incentive Stock Option	2
1.16.	Initial Value	2
1.17.	Non-Qualified Stock Option	2
1.18.	Option	2
1.19.	Participant	3
1.20.	Performance Shares	3
1.21.	Plan	3
1.22.	SAR	3
1.23.	Stock Award	3
1.24.	Stock Unit	3
1.25.	Subsidiary	3
ARTICLE II PURPOSES		3
ARTICLE III ADMINISTRATION		4
ARTICLE IV ELIGIBILITY		4
ARTICLE V STOCK SUBJECT TO PLAN		4
5.01.	Shares Issued	4
5.02.	Aggregate Limit	5
5.03.	Reallocation of Shares	5
ARTICLE VI OPTIONS		5
6.01.	Award	5
6.02.	Option Price	5
6.03.	Maximum Option Period	5
6.04.	Nontransferability	5
6.05.	Transferable Options	6
6.06.	Employee Status	6
6.07.	Exercise	6
6.08.	Payment	6
6.09.	Change in Control	7
6.10.	Shareholder Rights	7
6.11.	Disposition of Stock	7

i

ARTICLE VII SARS		7
7.01.	Award	7
7.02.	Maximum SAR Period	7
7.03.	Nontransferability	7
7.04.	Transferable SARs	7
7.05.	Exercise	8
7.06.	Change in Control	8
7.07.	Employee Status	8
7.08.	Settlement	8
7.09.	Shareholder Rights	9
ARTICLE VIII STOCK AWARDS		9
8.01.	Award	9
8.02.	Vesting	9
8.03.	Employee Status	9
8.04.	Change in Control	9
8.05.	Shareholder Rights	9
ARTICLE IX PERFORMANCE SHARE AWARDS		10
9.01.	Award	10
9.02.	Earning the Award	10
9.03.	Payment	10
9.04.	Shareholder Rights	10
9.05.	Nontransferability	10
9.06.	Transferable Performance Shares	11
9.07.	Employee Status	11
9.08.	Change in Control	11
ARTICLE X STOCK UNITS		11
10.01.	Award	11
10.02.	Earning the Award	11
10.03.	Payment	12
10.04.	Nontransferability	12
10.05.	Shareholder Rights	12
10.06.	Change in Control	12
ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON STOCK		12
ARTICLE XII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES		13
ARTICLE XIII GENERAL PROVISIONS		13
13.01.	Effect on Employment and Service	13
13.02.	Unfunded Plan	13
13.03.	Rules of Construction	13
13.04.	Tax Withholding	13
ARTICLE XIV AMENDMENT		14
ARTICLE XV DURATION OF PLAN		14
ARTICLE XVI EFFECTIVE DATE OF PLAN		14

ii

ARTICLE I
DEFINITIONS

1.01.    Administrator

        Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, "Administrator" means the Board on any date on which there is not a Committee.

1.02.    Agreement

        Agreement means a written agreement (including any amendment or supplement thereto) between the Corporation and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.03.    Award

        Award means an award of Performance Shares, a Stock Award, Stock Unit, Option or SAR granted to a Participant.

1.04.    Board

        Board means the Board of Directors of the Corporation.

1.05.    Change in Control

        Change in Control means a change in control of the Corporation of a nature that would be required to be reported (assuming such event has not been previously reported) in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (or a successor provision thereto), provided that, without limitation, a Change in Control shall be deemed to have occurred at such time after May 29, 2002 as (i) any "person", within the meaning of Section 14(d) of the Exchange Act, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election or the nomination for election, by the Corporation's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

1.06.    Change in Control Price

        Change in Control Price means the higher of (i) the mean of the high and low trading prices for the Corporation's Common Stock on the Stock Exchange on the date of determination of the Change in Control or (ii) the higher price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation.

1.07.    Code

        Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08.    Committee

        Committee means the Compensation Committee of the Board.

1

1.09.    Common Stock

        Common Stock means the common stock of the Corporation.

1.10.    Control Change Date

        Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.11.    Corporation

        Corporation means Cardinal Financial Corporation.

1.12.    Corresponding SAR

        Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

1.13.    Exchange Act

        Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14.    Fair Market Value

        Fair Market Value means, on any given date, the reported "closing" price of a share of Common Stock on the NASDAQ National Market System or the Principal Stock Exchange on which the Common Stock is traded, or if the Common Stock was not so traded on such day, then on the next preceding day that the Common Stock was so traded.

1.15.    Incentive Stock Option

        Incentive Stock Option means an Option which qualifies and is intended to qualify as an Incentive Stock Option under Section 422 of the Code.

1.16.    Initial Value

        Initial Value means, with respect to a Corresponding SAR, the Option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of an SAR shall not be less than the Fair Market Value on the date of grant.

1.17.    Non-Qualified Stock Option

        Non-Qualified Stock Option means an Option other than an Incentive Stock Option.

1.18.    Option

        Option means a stock option that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Agreement.

2

1.19.    Participant

        Participant means a key employee of the Corporation or a Subsidiary or a member of the Board or the board of directors of a Subsidiary or a consultant to the Corporation or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.20.    Performance Shares

        Performance Shares means an Award, in the amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

1.21.    Plan

        Plan means the Cardinal Financial Corporation 2002 Equity Compensation Plan.

1.22.    SAR

        SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.23.    Stock Award

        Stock Award means Common Stock awarded to a Participant under Article VIII.

1.24.    Stock Unit

        Stock Unit means an Award, in an amount determined by the Administrator and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitled the holder to receive a payment for each Stock Unit equal to the Fair Market Value of a share of Common Stock on the date of payment.

1.25.    Subsidiary

        Subsidiary means a Corporation or other business entity that the Corporation directly or indirectly, through one or more intermediaries, controls fifty percent (50%) or more of the voting equity of such corporation.

ARTICLE II
PURPOSES

        The Plan is intended to assist the Corporation and Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Corporation and its Subsidiaries and to associate their interests with those of the Corporation and its shareholders. The Plan is intended to permit the grant of Incentive Stock Options and Non-Qualified Stock Options, and the grant of SARs, Stock Awards, Stock Units and Performance Shares. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

3

ARTICLE III
ADMINISTRATION

        The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award or an award of Performance Shares or Stock Units, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Corporation or a Subsidiary, requirements that the Corporation achieve a specified level of financial performance or that the Corporation achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both, or the time at which an award of Performance Shares or Stock Units may be settled. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Corporation, a Subsidiary or a combination thereof.

        The Committee, in its discretion, may delegate to one or more officers of the Corporation all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

ARTICLE IV
ELIGIBILITY

        Any key employee of the Corporation, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan), or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Corporation or a Subsidiary.

ARTICLE V
STOCK SUBJECT TO PLAN

5.01.    Shares Issued

        Upon the award of shares of Common Stock pursuant to a Stock Award or in settlement of an award of Stock Units or Performance Shares, the Corporation may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Corporation may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

4

5.02.    Aggregate Limit

        The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, the grant of Stock Awards and the settlement of Performance Shares or Stock Units is 1,450,000 shares. The maximum aggregate number of Shares that may be issued under this Plan as Options is 1,450,000. The maximum aggregate number of shares that may be issued under this Plan and the maximum number of shares that may be issued pursuant to the exercise of Options shall be subject to adjustment as provided in Article XI.

5.03.    Reallocation of Shares

        If an Option is terminated, in whole or in part, for any reason other than its exercise or the exercise of a Corresponding SAR, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Awards to be granted under this Plan. If an SAR is terminated, in whole or in part, for any reason other than its exercise or the exercise of a related Option, the number of shares of Common Stock allocated to the SAR or portion thereof may be reallocated to other Awards to be granted under this Plan. If Stock Unit or an award of Performance Shares is terminated, in whole or in part, the number of shares of Common Stock allocated to the Stock Unit or Performance Shares, or portion thereof, may be reallocated to other Awards to be granted under this Plan. If a Stock Award is forfeited or terminated, in whole or in part, for any reason, the number of shares of Common Stock allocated to the Stock Award or portion thereof may be reallocated to other Awards to be granted under this Plan. If shares of Common Stock are surrendered or withheld in satisfaction of tax withholding requirements the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

ARTICLE VI
OPTIONS

6.01.    Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such award.

6.02.    Option Price

        The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article XII, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03.    Maximum Option Period

        The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04.    Nontransferability

        Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in

5

Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05.    Transferable Options

        Section 6.04 to the contrary notwithstanding, and if the Agreement provides, a Non-Qualified Stock Option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

6.06.    Employee Status

        For purposes of determining the applicability of Section 422 of the Code (relating to Incentive Stock Options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07.    Exercise

        Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that Incentive Stock Options (granted under the Plan and all plans of the Corporation and its Related Entities) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an Option is granted) exceeding the limit prescribed by Section 422(d) of the Code. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08.    Payment

        Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6

6.09.    Change in Control

        Section 6.07 to the contrary notwithstanding, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control and in the discretion of the Committee, (i) the Options shall be assumed, or an equivalent option substituted, by any successor corporation to the Corporation, or (ii) the Corporation shall make provisions for the Participant to exercise the Options for a minimum of ten (10) days prior to the Change in Control as to all shares subject to the Options. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

6.10.    Shareholder Rights

        No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

6.11.    Disposition of Stock

        A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Option that was an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Corporation.

ARTICLE VII
SARS

7.01.    Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such award. No Participant may be granted Corresponding SARs (under all Incentive Stock Option plans of the Corporation and its Affiliates) that are related to Incentive Stock Options which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds the limit prescribed by Section 422(d) of the Code.

7.02.    Maximum SAR Period

        The maximum period in which an SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.    Nontransferability

        Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04.    Transferable SARs

        Section 7.03 to the contrary notwithstanding, if the Agreement provides, an SAR, other than a Corresponding SAR that is related to an Incentive Stock Option, may be transferred by a Participant to

7

the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an SAR transferred pursuant to this section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05.    Exercise

        Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine; provided, however, that a Corresponding SAR that is related to an Incentive Stock Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06.    Change in Control

        Section 7.05 to the contrary notwithstanding, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control and (i) the Corporation shall make payment to Participants with respect to SARs in cash in an amount equal to the appreciation in value of the SAR from the Initial Value to the price as of the date of the Change in Control; (ii) such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and (iii) after the payment provided for in (ii) above, Participants shall have no further rights under SARs outstanding at the time of such Change in Control.

7.07.    Employee Status

        If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08.    Settlement

        At the Administrator's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

8

7.09.    Shareholder Rights

        No Participant shall, as a result of receiving an SAR, have any rights as a shareholder of the Corporation until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

ARTICLE VIII
STOCK AWARDS

8.01.    Award

        In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such award.

8.02.    Vesting

        The Administrator, on the date of the award, may prescribe that a Participant's rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Corporation and its Subsidiaries before the expiration of a stated period or if the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant fails to achieve stated performance objectives. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant's termination of employment or service.

8.03.    Employee Status

        In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.    Change in Control

        Sections 8.02 and 8.03 to the contrary notwithstanding, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control, except that if, upon the advice of counsel to the Corporation, shares of Common Stock cannot lawfully be issued without restriction, then the Corporation shall make payment to Participants in cash in an amount equal to the Change in Control Price of the Common Stock that otherwise would have been issued; and (i) such cash payments to Participants shall be due and payable, and shall be paid by the Corporation, immediately upon the occurrence of such Change in Control; and (ii) after the payment provided for in (i) above, Participants shall have no further rights under Stock Awards outstanding at the time of such Change in Control of the Corporation.

8.05.    Shareholder Rights

        Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), and if the Agreement so provides, a Participant will have all the rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise

9

dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Corporation shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Corporation a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

ARTICLE IX
PERFORMANCE SHARE AWARDS

9.01.    Award

        In accordance with the provisions of IV, the Administrator will designate each individual to whom an Award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by each such Award.

9.02.    Earning the Award

        The Administrator, on the date of the grant of an Award, shall prescribe that the Performance Shares, or a portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the Award of Performance Shares, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Performance Shares will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 9.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Performance Shares in connection with a Participant's termination of employment or service.

9.03.    Payment

        In the discretion of the Administrator, the amount payable when an Award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

9.04.    Shareholder Rights

        No Participant shall, as a result of receiving an Award of Performance Shares, have any rights as a shareholder until and to the extent that the Award of Performance Shares is earned and settled by the issuance of Common Stock. After an Award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

9.05.    Nontransferability

        Except as provided in Section 9.06, Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

10

9.06.    Transferable Performance Shares

        Section 9.05 to the contrary notwithstanding, if the Agreement provides, an Award of Performance Shares may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant; provided, however that such transferee may not transfer Performance Shares except by will or the laws of descent and distribution.

9.07.    Employee Status

        In the event that the terms of any Performance Share Award provide that no payment will be made unless the Participant completes a stated period of employment or service, the Administrator may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.08.    Change in Control

        Section 9.02 to the contrary notwithstanding, each outstanding Performance Share Award shall be earned upon a Change in Control and Participants shall be entitled to a pro-rata portion of their Performance Share Award, calculated by multiplying the total Award by a fraction, the numerator of which is the number of months elapsed in the performance period (as defined in the Agreement) and the denominator of which is the total length of the performance period defined in the Agreement. The amount payable for Performance Shares that are earned pursuant to this Section 9.08 shall be settled in cash or Common Stock or a combination of cash and Common Stock as determined by the Administrator in its discretion as soon as practicable after the Change in Control Date.

ARTICLE X
STOCK UNITS

10.01.    Award

        In accordance with the provisions of Article IV, the Administrator will designate individual to whom an Award of Stock Units is to be made and will specify the number of Stock Units covered by such Awards.

10.02.    Earning the Award

        The Administrator, on the date of grant of the Award, may prescribe that the Stock Units or a portion thereof, will be earned only upon, and the Participant will be entitled to receive a payment pursuant to the Award of Stock Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Administrator and set forth in the Agreement. By way of example and not of limitation, the performance objectives or other criteria may provide that the Stock Units will be earned only if the Participant remains in the employ or service of the Corporation or a Subsidiary for a stated period or that the Corporation, a Subsidiary, the Corporation and its Subsidiaries or the Participant achieve stated objectives. Notwithstanding the preceding sentences of this Section 10.02, the Administrator, in its discretion, may reduce the duration of the performance period and may adjust the performance objectives for outstanding Stock Units in connection with a Participant's termination of employment or service.

11

10.03.    Payment

        In accordance with the Agreement, the amount payable when an award of Stock Units is earned may be settled in cash, Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an Award of Stock Units is earned, but a cash payment will be made in lieu thereof.

10.04.    Nontransferability

        A Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of a Stock Unit Award other than by will or the laws of descent and distribution. The limitations set forth in the preceding sentence shall not apply to Common Stock issued as payment pursuant to a Stock Unit Award.

10.05.    Shareholder Rights

        No Participant shall, as a result of receiving a Stock Unit Award, have any rights as a shareholder of the Company or Subsidiary until and to the extent that the Stock Units are earned and settled in shares of Common Stock. After Stock Units are earned and settled in shares of Common Stock, a Participant will have all the rights of a shareholder with respect to such shares.

10.06.    Change in Control

        Section 10.02 to the contrary notwithstanding, each Stock Unit shall be earned in its entirety as of a Control Change Date without regard to whether any condition to which the award is subject have been met.

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

        The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Corporation (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, (b) there occurs any other event which, in the judgment of the Committee necessitates such action or (c) there is a Change in Control. Any determination made under this Article XI by the Committee shall be final and conclusive.

        The issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

        The Committee may make Awards in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Corporation or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

12

ARTICLE XII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

        No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges on which the Corporation's shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted, a Performance Share or Stock Unit is settled or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award, Stock Unit or Performance Share shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIII
GENERAL PROVISIONS

13.01.    Effect on Employment and Service

        Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Corporation or a Subsidiary or in any way affect any right or power of the Corporation or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

13.02.    Unfunded Plan

        The Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

13.03.    Rules of Construction

        Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

13.04.    Tax Withholding

        Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

13

ARTICLE XIV
AMENDMENT

        The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (i) the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan (other than an adjustment pursuant to Article XI) or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

ARTICLE XV
DURATION OF PLAN

        No Awards may be granted under this Plan more than ten years after the earlier of the date the Plan is adopted by the Board or the date that the Plan is approved in accordance with Article XVI. Awards granted before that date shall remain valid in accordance with their terms.

ARTICLE XVI
EFFECTIVE DATE OF PLAN

        Options, SARs, Stock Units and Performance Shares may be granted under this Plan upon its adoption by the Board, provided that no Option, SAR, Stock Units or Performance Shares shall be effective or exercisable unless this Plan is approved by a majority of the votes cast by the Corporation's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present or by unanimous consent. Stock Awards may be granted under this Plan, upon the later of its adoption by the Board or its approval by shareholders in accordance with the preceding sentence.

14

[PROXY CARD]

Cardinal Financial Corporation

Proxy Solicited on Behalf of The Board of Directors

        The undersigned hereby appoints Bernard H. Clineburg, Carl E. Dodson and Jennifer L. Deacon, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote as designated on the other side and on all other matters as may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cardinal Financial Corporation, a Virginia corporation (the "Company"), to be held at the Fair Lakes Hyatt, 12777 Fair Lakes Circle, Fairfax, Virginia, on Wednesday, April 21, 2004 at 10:00 A.M., local time, or any adjournments thereof, for the following purposes:

(Continued and to be dated and signed on other side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Annual Meeting of Shareholders
CARDINAL FINANCIAL CORPORATION

April 21, 2004

Please Detach and Mail in the Envelope Provided

☒    Please mark your votes as in this example

		FOR all nominees	WITHHOLD AUTHORITY for all nominees	FOR ALL EXCEPT
1.	To elect as directors the four persons listed as nominees for terms expiring in 2007.	☐	☐	☐	Nominees: 2007 ( ) B. G. Beck ( ) Michael A. Garcia ( ) J. Hamilton Lambert ( ) Alice M. Starr
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

		FOR	AGAINST	ABSTAIN
2.	To approve the Company's 2002 Equity Compensation Plan, as amended and restated	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To ratify the appoitment of KPMG LLP as the Company's independent auditors for 2004	☐	☐	☐
4.	To transact such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

Signature	Signature	Printed Name

Dated:

QuickLinks

CARDINAL FINANCIAL CORPORATION
CARDINAL FINANCIAL CORPORATION 8270 Greensboro Drive Suite 500 McLean, Virginia 22102
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 21, 2004
CARDINAL FINANCIAL CORPORATION PROXY STATEMENT
GENERAL INFORMATION 2004 ANNUAL MEETING OF SHAREHOLDERS APRIL 21, 2004
OWNERSHIP OF COMPANY SECURITIES
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
AGREEMENTS AND TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS NAMED IN THE SUMMARY COMPENSATION TABLE
PROPOSAL 2 APPROVAL OF THE CARDINAL FINANCIAL CORPORATION 2002 EQUITY COMPENSATION PLAN, AS AMENDED AND RESTATED
PROPOSAL 3 INDEPENDENT AUDITORS AND AUDIT COMMITTEE REPORT
AUDIT INFORMATION
ANNUAL REPORT AND FINANCIAL STATEMENTS
PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
CARDINAL FINANCIAL CORPORATION 2002 EQUITY COMPENSATION PLAN (as amended and restated effective February 25, 2004)
Table of Contents
ARTICLE I DEFINITIONS
ARTICLE II PURPOSES
ARTICLE III ADMINISTRATION
ARTICLE IV ELIGIBILITY
ARTICLE V STOCK SUBJECT TO PLAN
ARTICLE VI OPTIONS
ARTICLE VII SARS
ARTICLE VIII STOCK AWARDS
ARTICLE IX PERFORMANCE SHARE AWARDS
ARTICLE X STOCK UNITS
ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON STOCK
ARTICLE XII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
ARTICLE XIII GENERAL PROVISIONS
ARTICLE XIV AMENDMENT
ARTICLE XV DURATION OF PLAN
ARTICLE XVI EFFECTIVE DATE OF PLAN